UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

May 20, 2013
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DEVRY INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On May 20, 2013, Harold T. Shapiro, Ph.D., notified DeVry Inc. (“DeVry”) that he does not intend to stand for re-election upon expiration of his current term effective at DeVry’s annual meeting of stockholders scheduled for November 6, 2013. The Board of Directors (the “Board”) has appointed Connie Curran, Ed.D. to replace Dr. Shapiro as Board chair effective at the annual meeting at which time Shapiro will be named director emeritus.  Dr. Curran has been a Director of DeVry since November 2003.

The Board does not plan to immediately fill the vacancy created by Dr. Shapiro’s retirement, and the size of the board would be reduced from 12 to 11 directors following the annual meeting.

Important Additional Information to Be Filed with the Securities and Exchange Commission

DeVry Inc. plans to file with the Securities and Exchange Commission a definitive proxy statement with a proxy card for the election of directors nominated by the board of directors. DEVRY INC. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

DeVry Inc., its directors and named executive officers may be deemed to be participants in the solicitation of DeVry Inc.‘s security holders in connection with its 2013 annual meeting of stockholders, which will be held on November 6, 2013. Security holders of DeVry Inc. may obtain information regarding the names, affiliations and interests of such individuals in DeVry Inc.'s Form 10-K for the fiscal year ending June 30, 2012 and filed with the Securities and Exchange Commission on August 28, 2012 and in DeVry Inc.’s definitive proxy statement that was filed with the Securities and Exchange Commission on October 5, 2012.  Security holders of DeVry Inc. may also obtain additional information regarding the names, affiliations and interests of such participants by reading the definitive proxy statement in connection with DeVry Inc.’s 2013 annual meeting of stockholders when it becomes available.

Investors and security holders will be able to obtain without charge copies of the Proxy Statement (when available) filed with the Securities and Exchange Commission by DeVry Inc. through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Copies of the Proxy Statement (when available) filed with the Securities and Exchange Commission can also be obtained without charge by contacting Joan Bates, c/o DeVry Inc., 3005 Highland Parkway, Downers Grove, IL 60515, or you can contact us by phone at 630-353-3800, or email at jbates@devry.com.

Item 8.01	Other Events

On May 20, 2013, DeVry issued a press release announcing the intention of Dr. Shapiro to not stand for re-election and the appointment of Dr. Curran as Chairperson of the Board of Directors of DeVry.  The full text of this press release is included in Exhibit 99.1 in this Form 8-K.

Forward Looking Statements

Certain statements contained in this Form 8-K and related press release, including those that affect DeVry’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Inc. or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” or other words or phrases of similar import.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause DeVry’s actual results to differ materially from those projected or implied by these forward-looking statements.  Additional information regarding factors that could cause results to differ can be found in DeVry’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, and quarterly reports on Form 10-Q for the fiscal quarters ended September 30, 2012, December 31, 2012 and March 31, 2013.

These forward-looking statements are based on information as of May 20, 2013, and DeVry assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release dated May 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
(Registrant)

Date:	May 20, 2013	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 20, 2013